UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2003

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, West Point, Georgia 31833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this Report:

Exhibit No.	Description
14	Code of Ethics for Senior Financial Officers of Charter Financial Corporation (the “Company”) filed in accordance with Item 10 of this Current Report on Form 8-K.

Item 10.	Amendments to the Registrants code of Ethics, or Waiver of a Provision of the Code of Ethics

On October 9, 2003, Charter Financial Corporation adopted the Code of Ethics for Senior Financial Officers of Charter Financial Corporation, filed as Exhibit 14 hereto. The Code of Ethics for Senior Financial Officers of Charter Financial Corporation supplements the Conflict of Interest Policy and Code of Conduct of Charter Financial Corporation and CharterBank (together, the “Company”) that was filed as an exhibit to Charter Financial Corporation’s Report on Form 10-K for the year ended September 30, 2003. The Code of Ethics for Senior Financial Officers of Charter Financial Corporation meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION

By:	/s/ Robert L. Johnson

Name:	Robert L. Johnson
Title:	President and Chief Executive Officer

Date: January 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
14	Code of Ethics for Senior Financial Officers